UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 23, 2016 (Date of earliest event reported)
Stellar Biotechnologies, Inc. (Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	000-54598 (Commission File Number)	N/A (IRS Employer Identification Number)

332 E. Scott Street Port Hueneme, California (Address of principal executive offices)		93041 (Zip Code)
(805) 488-2800 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On March 23, 2016, Stellar Biotechnologies, Inc. (the "Company") posted its "TSX-V Voluntary Delisting FAQ" in the "Investors" section of its website at http://ir.stellarbiotechnologies.com/tsx-v-voluntary-delisting-faq.

Item 8.01. Other Events

On March 23, 2016, the Company issued a press release announcing that it has applied for voluntary delisting of its common shares, no par value per share, from the TSX Venture Exchange. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of Stellar Biotechnologies, Inc. dated March 23, 2016

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2016	STELLAR BIOTECHNOLOGIES, INC. By: /s/ Kathi Niffenegger Kathi Niffenegger Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Stellar Biotechnologies, Inc. dated March 23, 2016